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                            UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 16, 1996



                    NATIONSBANK OF DELAWARE, N.A.
        (Exact name of registrant as specified in its charter)
       (Originator of the NationsBank Credit Card Master Trust)


     United States            33-69572            51-0313900
     -------------            ---------           -----------
     (State or other          (Commission File    (I.R.S. employer
     Jurisdiction of          Number)             Identification No.)
     Incorporation

                 Blue Hen Corporate Center, Route 113
                        Dover, Delaware  19901
               (Address of principal executive offices)
               ----------------------------------------

  Registrant's telephone number including area code:  (302) 672-4321

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Item 5.   Other Events
          ------------
           The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          -----------------------------------------------------------------
          (c)  Exhibits

                              99A Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $750,000,000 Class A 4.75% Asset Backed Certificates, Series 1993-1

                              99B Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $47,873,000 Class B 4.875% Asset Backed Certificates, Series 1993-1

                              99C Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $500,000,000 Class A 6.0% Asset Backed Certificates, Series 1993-2

                              99D Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $31,915,000 Class B 6.25% Asset Backed Certificates, Series 1993-2

                              99E Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $1,000,000,000 Class A 6.45% Asset Backed
                                   Certificates, Series 1995-1

                              99F Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $51,137,000 Class B 6.625% Asset Backed Certificates, Series 1995-1

                              99G Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $85,227,375 Collateral Indebtedness
                                   Interest, Series 1995-1

                              99H Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $756,000,000 Class A 5.775% Asset Backed
                                   Certificates, Series 1996-1

                              99I Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $58,500,000 Class 5.905% Asset Backed
                                   Certificates, Series 1996-1

                              99J Monthly Certificateholder's Statement -- NationsBank Credit Card Master Trust $76,500,000 Collateral Indebtedness
                                   Interest, Series 1996-1
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                              SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    NATIONSBANK OF DELAWARE, N.A.
                    -----------------------------
                                   (Registrant)


Dated: 12/20/96                    By:  /s/Leslie J. Fitzpatrick
                                        ------------------------
                                   Name:  Leslie J.Fitzpatrick
                                   Title:  Senior Vice President
                                         (Duly Authorized Officer)

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                                                                  Sequentially
Exhibit                                                             Numbered
Number                   Exhibit                                      Page
--------            -------------------------------           -----------------

99A            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust                A & B
               $750,000,000 Class A 4.75% Asset Backed             6 - 11
               Certificates, Series 1993-1

99B            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust                A & B
               $47,873,000 Class B 4.875% Asset Backed             6 - 11
               Certificates, Series 1993-1

99C            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust                C & D
               $500,000,000 Class A 6.0% Asset Backed              12 - 17
               Certificates, Series 1993-2

99D            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust                C & D
               $31,915,000 Class B 6.25% Asset Backed              12 - 17
               Certificates, Series 1993-2

99E            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust              E,F,&G
               $1,000,000,000 Class A 6.45% Asset Backed         18 - 23
               Certificates, Series 1995-1


99F            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust              E,F,&G
               $51,137,000 Class B 6.625% Asset Backed           18 - 23
               Certificates, Series 1995-1

99G            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust              E,F,&G
               $85,227,375 Collateral Indebtedness               18 - 23
               Interest, Series 1995-1

99H            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust              H,I,& J
               $756,000,000 Class A 5.775% Asset Backed          24 - 30
               Certificates, Series 1996-1

99I            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust              H,I & J
               $58,500,000 Class B 5.905% Asset Backed           24 - 30
               Certificates, Series 1996-1

99J            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust              H,I & J
               $76,500,000 Collateral Indebtedness               24 - 30
               Interest, Series 1996-1